UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2010

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31161	23-2908305
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., unless the context otherwise provides.

Item 8.01	Other Events.

On September 20, 2010, a class action lawsuit was filed in the United States District Court for the Southern District of California on behalf of purchasers of the securities of the Company between May 11, 2009, and September 16, 2010, alleging that the Company and certain of its employees engaged in violations of the Securities Act of 1933, or Securities Act, and the Securities Exchange Act of 1934, or Exchange Act, and seeking to pursue remedies under the Securities Act and the Exchange Act. The Company intends to vigorously defend the suit. It is possible that additional similar complaints and related derivative actions may be filed in the future. If this does occur, the Company expects that all similar class action complaints will eventually be consolidated into a single action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2010	Arena Pharmaceuticals, Inc.

	By:	/S/ STEVEN W. SPECTOR
Steven W. Spector
Senior Vice President, General Counsel and Secretary